SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-AEROQUIP-VICKERS INC

          GABELLI FOUNDATION
                                 4/09/99           15,000-           58.0000
          MARIO J. GABELLI
                                 4/09/99            5,000-           58.0000
          GABELLI SECURITIES,INC.
                                 4/09/99            5,000-           58.0000
          THE GABELLI PERFORMANCE PARTNERSHIP
                                 4/09/99           15,000-           58.0000
          GABELLI MULTIMEDIA PARTNERS,L.P.
                                 4/09/99            1,500-           58.0000
          GIL II, LTD.
                                 4/09/99            1,500-           58.0000
          GABELLI INTERNATIONAL LTD
                                 4/09/99           20,000-           58.0000
          GABELLI FUNDS, LLC
               GABELLI FUNDS LLC-PRINCIPAL A/C
                                 4/09/99           10,000-           58.0000
               THE GABELLI VALUE FUND,INC.
                                 4/09/99          320,000-           58.0000
               THE GABELLI SMALL CAP GROWTH FUND
                                 4/09/99           30,000-           58.0000
               THE GABELLI EQUITY TRUST,INC.
                                 4/09/99          400,000-           58.0000
               THE GABELLI EQUITY INCOME FUND
                                 4/09/99           30,000-           58.0000
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 4/09/99           30,000-           58.0000
               THE GABELLI ASSET FUND
                                 4/09/99          700,000-           58.0000
               THE GABELLI CAPITAL ASSET FUND
                                 4/09/99           89,000-           58.0000
               THE GABELLI ABC FUND
                                 4/09/99           50,000-           58.0000
                                 3/15/99           15,000            57.5500
          GABELLI ASSET MANAGEMENT INC.
                                 4/09/99           45,000-           58.0000
          GAMCO INVESTORS, INC.
                                 4/09/99        3,319,800-           58.0000
                                 3/01/99            1,000            56.8125
                                 2/25/99            1,900            56.8125
                                 4/09/99          273,000-           58.0000
                                 4/07/99            1,000-           57.8750
                                 4/07/99            1,200-             *DO






                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-AEROQUIP-VICKERS INC

          GAMCO INVESTORS, INC.
                                 4/06/99              900-           57.6319
                                 4/05/99            2,800-           57.5625
                                 3/31/99           10,000-           57.4375
                                 3/30/99            1,500-           57.5625
                                 3/30/99            5,000            57.5940
                                 3/30/99            3,500-           57.6250
                                 3/30/99            1,000-             *DO
                                 3/26/99              600-             *DO
                                 3/26/99            3,500-           57.6250
                                 3/26/99            1,500-           57.5625
                                 3/24/99            1,000-           57.5625
                                 3/22/99              850-             *DO
                                 3/18/99              500-             *DO
                                 3/17/99            3,000-           57.4375
                                 3/15/99            2,500-           57.5000
                                 3/11/99            4,000            31.7784
                                 3/11/99            6,500-           36.5235
                                 3/11/99            4,000-           37.2329
                                 3/11/99            6,500            36.4335
                                 3/10/99            3,700-           57.4375
                                 3/08/99            4,000            57.1875
                                 3/05/99            1,500            57.1875
                                 3/05/99           21,500            57.1250
                                 3/04/99            4,500            57.1250
                                 3/03/99            6,400            56.8125
                                 3/02/99           11,700            56.8766
                                 3/02/99              700            56.8125
                                 3/02/99            4,100            56.8750
                                 3/02/99           35,900            56.8000
                                 3/01/99            1,000            56.9375
                                 3/01/99            5,000            56.8750
                                 2/26/99            5,400            56.8125
                                 2/25/99              300            56.1250
                                 2/24/99            5,900            56.8083
          GABELLI ASSOCIATES LTD
                                 4/09/99           20,000-           58.0000
          GABELLI ASSOCIATES LTD
                                 4/09/99            1,000-           58.0000
          GABELLI ASSOCIATES FUND
                                 4/09/99          115,000-           58.0000














                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-AEROQUIP-VICKERS INC

          GABELLI ASSOCIATES FUND
                                 3/08/99           10,000            57.3750
          GABELLI & COMPANY, INC.
                                 4/09/99            6,000-           58.0000
          GABELLI PROFIT SHARING PLAN
                                 4/09/99           10,000-           58.0000
          ALCE PARTNERS LP
                                 4/09/99            3,500-           58.0000


































          (1) THE TRANSACTIONS ON 4/9/99 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT
              TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.